                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CHEMICALS, INC.                 PETITION DATE: 07/16/01

                                                    CASE NUMBER: 01-37806-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: SEPTEMBER  YEAR: 2001


                 MONTH                           7/16/01-8/31/01      9/30/2001
--------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                                   $  36,458,061      $  23,943,367     $   --        $  --     $  --     $   --

INCOME BEFORE INT. DEPREC./TAX (MOR-6)             $  (5,663,895)     $  (6,254,090)    $   --        $  --     $  --     $   --

NET INCOME (LOSS) (MOR-6)                          $ (12,537,900)     $ (10,767,435)    $   --        $  --     $  --     $   --

PAYMENTS TO INSIDERS (MOR-9)                       $     173,179      $     188,763     $   --        $  --     $  --     $   --

PAYMENTS TO PROFESSIONALS (MOR-9)                  $          --      $      11,243     $   --        $  --     $  --     $   --

TOTAL DISBURSEMENTS (MOR-7)                        $  98,519,611      $  60,972,958     $   --        $  --     $  --     $   --


***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                                 EXP.
      See attachment 2                                  DATE
-----------------------------

CASUALTY                           YES (x) NO (  )  08  - 01 - 02
LIABILITY                          YES (x) NO (  )  07  - 01 - 02
VEHICLE                            YES (x) NO (  )  07  - 01 - 02
WORKER'S                           YES (x) NO (  )  07  - 01 - 02
OTHER                              YES (x) NO (  )  various


ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? YES       If so, describe

                                See Attachment 3
--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business? NO

If so, describe ----------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A Plan of Reorganization is currently being developed.
--------------------------------------------------------------------------------



                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED /s/ PAUL VANDERHOVEN
                         ---------------------------------------------------
                                         (ORIGINAL SIGNATURE)



                  TITLE  VP Finance, CFO
                         ---------------------------------------------------





MOR-1

                                                                    Page 3 of 15
                                                                        10/18/01

                              SUMMARY OF COVERAGES
                      FOR STERLING CHEMICALS HOLDINGS, INC.



NO.       TYPE OF INSURANCE              AMOUNTS/LIMITS             INSURANCE CO.       TERM        EXPIRE    EXPOSURE BASE
---       -----------------              --------------             -------------       ----        ------    -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.       1 year      7/1/02    Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.       1 year      7/1/02    Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd          1 year      7/1/02    Annual revenues and
      Excess to $1 Million SIR  aggregate.  Excess $1,000,000 GL                                              remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.         1 year      7/1/02    Included
                                aggregate.                         (Reinsured
                                                                   through  AIG.)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global       1 year      7/1/02    Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $100,000,000 ea. loss and          Lloyd's              1 year      7/1/02    Flat charge - based
                                aggregate.                         Lore                                       on exposures and
                                                                                                              risk potential

  7   Excess Liability          $50,000,000                        Zurich               1 year      7/1/02    Flat charge

  8   Excess Liability          $50,000,000                        AIG                  1 year      7/1/02    Flat Charge



NO.       TYPE OF INSURANCE           ANNUAL PREMIUM
---       -----------------           --------------

  1   Workers Compensation       $195,653 - Audit at (AFCO)
                                 expiration. Plus all losses within
                                 deductible.

  2   Automobile Liability       $92,955 (AFCO)



  3   Excess Liability           $451,090 Annual - Half on 7/1/01;
      Excess to $1 Million SIR   1/2 on 1/1/02.


  4   Excess Liability           Included



  5   Excess Liability           $295,000



  6   Excess Liability           $241,886



  7   Excess Liability           $109,210

  8   Excess Liability           $80,938

                                                                    Page 4 of 15
                                                                        10/18/01


NO.       TYPE OF INSURANCE               AMOUNTS/LIMITS              INSURANCE CO.       TERM       EXPIRE       EXPOSURE BASE
---       -----------------               --------------              -------------       ----       ------       -------------

  9   Excess Liability          $50,000,000                        Starr Excess          1 year      7/1/02   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/02   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        Co. thru Marsh                             throughput and no.
      Charterer's Legal         $100,000 pollution per             London                                     chartered vessels.
      Liability                 occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/02   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/02   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 13   Property Damage,          $ Total insured values combined    Munich Re: et. al.    1 year      8/1/02   Property Values - PD
      Business Interruption     all-risk.   Sublimits:  Flood -                                               Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100                                                  PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                Ded.: Petrochem  $1,000,000 PD,                                               other factors.
                                10 day - BI. Pulp & Fibers - $1
                                mil. PD/BI.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year     8/21/02   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/02   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.


NO.       TYPE OF INSURANCE                                     ANNUAL PREMIUM
---       -----------------                                     --------------
  9   Excess Liability                             $62,500

 10   Marine Terminal                              $27,000 (AFCO) Min. premium & deposit.
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability                      $57,375



 12   Excess Marine Liability                      $21,250



 13   Property Damage,                             Annual  -  Financed through AFCO.
      Business Interruption                        $4.0M (est.)
      and Boiler & Machinery





 14   Directors & Officers                         $316,000 (15 mos.)
      Liability


 15   Excess Directors &                           $223,700 (15 mos.)
      Officers Liability

 16   Directors & Officers                         $115,000 (15 mos.)
      Liability

                                                                     Page 3 of 3
                                                                         9/14/01


NO.       TYPE OF INSURANCE               AMOUNTS/LIMITS              INSURANCE CO.       TERM       EXPIRE       EXPOSURE BASE
---       -----------------               --------------              -------------       ----       ------       -------------
 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Zurich-American       1 year      7/1/02    Hull & Machinery
      Protection & Indemnity    (M-25 = $1,500,000)                Insurance Co.                               values
                                Ded. $5,000 per loss.
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/02    Hull gross
                                Section  B - $5,000,000            Insurance                                   registered tonnage
                                CERCLA -  $5,000,000               Syndicate

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing  Declared shipment
                                $1,000,000 any one barge                                                       values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000                        National Union        1 year     8/21/02   Various
                                Ded. $250,000 per occurrence

 23   Environmental             $4,000,000 per loss                                      1 year     1/15/02   Loss Potential
      Impairment Liability      $8,000,000 aggregate               ECS
      (Petrochem & Fibers)                                         (Indian Harbor)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs


NO.       TYPE OF INSURANCE                                   ANNUAL PREMIUM
---       -----------------                                   --------------
 17   Employee Dishonesty &                        $14,450
      Depositor's Forgery

 18   Hull & Machinery and                         $29,378 (AFCO)
      Protection & Indemnity






 19   Pollution Insurance                          $4,258 (AFCO)




 20   Marine and Railroad Cargo                    $40,000 Annual Approx.

 21   Duty Drawback Bond                           $2,875


 22   Fiduciary                                    $22,000 - Financed through Imperial.

 23   Environmental                                $106,200 - Financed through AFCO.
      Impairment Liability
      (Petrochem & Fibers)

 24   Closure/Post Closure                         $40,610
      Bonds - Petrochem


      ANNUAL TOTAL:                                     $3,459,260 *


      *Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

ATTACHMENT 3
POSTPETITION PAYMENT OF PREPETITION LIABILITIES

STERLING CHEMICALS, INC. CASE #01-37806-H4-11

VENDOR                             AMOUNT          ORDER
Puffer-Sweiven, Inc.            $  36,632.98 lien
Bank One                        $   2,328.95 bank fees drafted out of lockbox acct
                                ------------
      TOTAL                     $  38,961.93
                                ============


SUMMARY
CIT Revolving Credit Facility   $         --
Lien                            $  36,632.98
Other                           $   2,328.95
                                ------------
TOTAL                           $  38,961.93
                                ============

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED SEPTEMBER 30, 2001
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $   1,371                 $  1,222              $       -                   $    296
        Trade accounts receivable, net              -                   42,057                     44                      3,131
        Other Receivables                           -                    2,819                      -                          -
        Due from affiliates                         -                   19,544                 11,309                      4,522
        Inventories                                 -                   26,899                      -                      8,819
        Prepaid expenses                            9                    2,585                      -                          -
        Deferred income tax benefit                 -                        -                      -                          -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,380                   95,126                 11,353                     16,768

Property, plant and equipment, net                  -                  127,479                  3,325                      6,310
Deferred income taxes                               -                        -                      -                          -
Investments-Third Party                             -                    1,500                      -                          -
Investments in Subs                            35,059                   95,073                  4,955                          -
Other assets                                    7,356                   24,279                      -                      1,428
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  43,795                $ 343,457              $  19,633                   $ 24,506
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                   1                  104,081                  1,676                     3,582
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   20,051                      -                     5,055
        Unsecured debt                        192,878                  277,260                  1,110                    73,391
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                      254                      -                        35
Less: Unearned compensation                         -                     (458)                     -                       458
Redeemable preferred stock                     27,272                  (15,769)                     -                    15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (229,904)                     -                     9,676
        Retained earnings-Filing Date         191,191                 (215,021)                15,690                  (138,587)
        Retained earnings-Post Filing Date          8                  (23,305)                 1,156                    (2,094)
        Pension adjustment                          -                     (135)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                       (3)                     -                         -
                                            ------------------------------------------------------------------------------------
                                             (176,356)                (468,293)                16,847                  (131,005)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,356)                (470,830)                16,847                  (131,005)

TOTAL LIABILITIES AND EQUITY                $  43,795                $ 343,457              $  19,633                 $  24,506
                                            ====================================================================================
                                            $       -                $       -              $       -                 $      -


                                         ------------------------------------------------------------------------------------------
                                          STERLING CHEMICALS    STERLING CANADA,        STERLING PULP             STERLING PULP
                                             INT'L, INC.              INC.            CHEMICALS US, INC.         CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11        01-37811-H4-11           01-37812-H4-11
                                         ------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                 $     916             $       -                 $     170
        Trade accounts receivable, net             -                     3,366                   992                     5,095
        Other Receivables                          -                     4,350                     -                         -
        Due from affiliates                    2,634                    43,628                   835                     5,969
        Inventories                                -                         -                   104                     1,713
        Prepaid expenses                        (283)                        -                     -                        16
        Deferred income tax benefit                -                         -                     -                         -
                                           -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,351                    52,260                 1,931                    12,963

Property, plant and equipment, net                 -                         -                     -                    44,332
Deferred income taxes                              -                         -                     -                         -
Investments-Third Party                            -                         -                     -                         -
Investments in Subs                                -                   297,229                 3,118                         -
Other assets                                   2,754                     7,335                     -                         -
                                            ----------------------------------------------------------------------------------

TOTAL ASSETS                                $  5,105                 $ 356,824             $   5,049                 $  57,295
                                            ==================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 13                    19,774                   463                     2,716
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                    67,152                     -                         -
        Secured Debt Accrued Interest *          323                     5,932                     -                         -
        Unsecured debt                           840                   264,992                   170                    62,478
        Other / Intercompany                       -                     5,727                     -
        Deferred income taxes                      -                         -                     -                         -

Common stock held by new ESOP                      -                         -                     -                         -
Less: Unearned compensation                        -                         -                     -                         -
Redeemable preferred stock                         -                         -                     -                         -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                        48                     -                         -
        Additional paid-in capital                 -                    83,348                 5,438                     3,118
        Retained earnings-Filing Date            779                   (90,595)                 (876)                  (10,908)
        Retained earnings-Post Filing Date      (502)                      446                  (146)                     (109)
        Pension adjustment                         -                         -                     -                         -
        Accumulated translation adj.               -                         -                     -                         -
        Deferred compensation                      -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
                                                 277                    (6,753)                4,416                    (7,899)
        Treasury stock at cost                     -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       277                    (6,753)                4,416                    (7,899)

TOTAL LIABILITIES AND EQUITY                $  5,105                 $ 356,824             $   5,049                 $  57,295
                                            ==================================================================================
                                            $      -                 $       -             $      -                  $       -

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $        -            $    3,975
        Trade accounts receivable, net               -                54,685
        Other Receivables                            -                 7,169
        Due from affiliates                    (81,463)                6,978
        Inventories                                  -                37,535
        Prepaid expenses                             -                 2,327
        Deferred income tax benefit                  -                     -
                                            --------------------------------
TOTAL CURRENT ASSETS                          (81,463)               112,669

Property, plant and equipment, net                  -                181,446
Deferred income taxes                               -                      -
Investments-Third Party                             -                  1,500
Investments in Subs                          (385,026)                50,408
Other assets                                       (1)                43,151
                                            --------------------------------

TOTAL ASSETS                                $(466,490)             $ 389,174
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (25,088)               107,218
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *        (5,378)                25,983
        Unsecured debt                       (130,528)               742,591
        Other / Intercompany                 (201,020)                 5,727
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 27,272
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (43,602)              (539,481)
        Retained earnings-Filing Date               -               (248,327)
        Retained earnings-Post Filing Date          -                (24,546)
        Pension adjustment                          -                   (135)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                     (3)
                                            --------------------------------
                                              (43,603)              (812,369)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (43,603)              (814,906)

TOTAL LIABILITIES AND EQUITY                $(466,490)             $ 389,174
                                            ================================
                                            $       -              $       -


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING CHEMICALS, INC.                 CASE NUMBER: 01-037806-H4-11

                     SCHEDULE OF POST-PETITION LIABILITIES

                                      --------------------------------------------------------------------------------------------
                                        8/31/2001(1)     9/30/01        MONTH           MONTH           MONTH          MONTH
                                      --------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                   $    28,667   $   34,262  $        2,240  $          807  $          779  $     1,029
ROYALTY AND REVENUE PAYABLE                       --           --              --              --              --           --
NOTES PAYABLE - INSURANCE                         --           --              --          19,409              --           --
TAX PAYABLE:                                      --                           --              --              --           --
    Federal Payroll Taxes                         --           --              --              --              --           --
    State Payroll & Sales                         48           33              --              --              --           --
    Ad Valorem Taxes                              --           --              --              --              --           --
    Other Taxes                                  925        1,550              --              --              --           40
TOTAL TAXES PAYABLE                      $       973   $    1,583  $           --  $           --   $          --  $        40
SECURED DEBT POST-PETITION                    41,472       42,229              --              --              --           --
ACCRUED INTEREST PAYABLE                         234          263              --              --              --           --
*ACCRUED PROFESSIONAL FEES:                    2,000        4,000              --              --              --           --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs        22,593       21,744              --              --               1        1,551
  2.  Lease Operating Expenses/Capital            --           --              --              --              --
TOTAL POST-PETITION LIABILITIES (MOR-3)  $    95,939   $  104,081  $        2,240  $       20,216  $          780  $     2,620
==================================================================================================================================


*Payment Requires Court Approval

(1) Represents the period 07/17/01 thru 08/31/01

MOR-4

CONSOLIDATED DEBTORS(1)

              AGING OF POST-PETITION LIABILITIES(2) (IN THOUSANDS)
                        MONTH                9/30/01
                                    -----------------------

                                                                AD-VALOREM,      ROYALTY
DAYS        TOTAL      TRADE ACCTS    FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
----       --------    -----------    ---------   -----------   -----------   -------------
 0-30      $107,219      $105,518     $       5   $        34   $     1,662   $          --
31-60                                        --                                          --
61-90                                        --                                          --
 91 +                                        --                                          --
           --------      --------     ---------   -----------   -----------   -------------
TOTAL      $107,219      $105,518     $       5   $        34   $     1,662   $          --
           ========      ========     =========   ===========   ===========   =============

                        AGING OF ACCOUNTS RECEIVABLE(3)

MONTH
-----
0-30       $ 50,234    $    50,234    $      --   $        --   $        --   $          --
31-60          (764)          (764)                        --            --              --
61-90         9,179          9,179                         --            --              --
91 +          4,962          4,962                         --            --              --
           --------    -----------    ---------   -----------   -----------   -------------
TOTAL      $ 63,611    $63,610,978           --   $        --   $        --   $          --
           ========    ===========    =========   ===========   ===========   =============

(1) MOR 5 is presented only on a consolidated debtor basis.

(2) Days aging from due date.

(3) Days aging from invoice due date.

           MOR-5

CASE NAME:   STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING SEPTEMBER 30, 2001

        STATEMENT OF INCOME (LOSS)

                                                -------------------------------------------------------------------------------
                                                   STERLING       STERLING        STERLING         STERLING       STERLING
                                                   CHEMICALS      CHEMICALS,      CHEMICALS         FIBERS,       CHEMICALS
                                                 HOLDINGS, INC.      INC.        ENERGY, INC.         INC.        INT'L, INC.
                                                01-37805-H4-11  01-37806-H4-11  01-37807-H4-11  01-37808-H4-11  01-37809-H4-11
                                                -------------------------------------------------------------------------------
MONTH

REVENUES (MOR-1)                                $         --     $ 23,943,367    $    158,149    $  1,311,018    $   (460,327)
TOTAL COST OF REVENUES                                    --       25,292,855         158,149       1,399,297              --
GROSS PROFIT                                    $         --     $ (1,349,488)   $         --    $    (88,279)   $   (460,327)
==============================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $       (990)    $    707,114    $         --    $    140,250    $         --
  Insiders Compensation                                   --          188,763              --              --              --
  Professional Fees                                       --        3,392,350              --              --              --
  Other (Earnings in Joint Venture)                       --          616,375        (616,375)             --              --

TOTAL OPERATING EXPENSE                         $       (990)    $  4,904,602    $   (616,375)   $    140,250    $         --
==============================================================================================================================
INCOME BEFORE INT. DEPR/TAX (MOR-1)             $        990     $ (6,254,090)   $    616,375    $   (228,529)   $   (460,327)
INTEREST EXPENSE (includes amort of debt fees)       (73,954)       2,321,833              --         614,434          37,665
DEPRECIATION                                              --        2,155,512              --          48,293          23,000
OTHER (INCOME) EXPENSES*                                  --               --              --              --              --
OTHER ITEMS**                                             --               --              --              --              --
TOTAL INT. DEPR & OTHER ITEMS                   $    (73,954)    $  4,477,345    $         --    $    662,727    $     60,665
==============================================================================================================================
NET INCOME BEFORE TAXES                         $     74,944     $(10,731,435)   $    616,375    $   (891,256)   $   (520,992)
INCOME TAXES                                              --           36,000              --              --              --
==============================================================================================================================
NET INCOME (LOSS) (MOR-1)                       $     74,944     $(10,767,435)   $    616,375    $   (891,256)   $   (520,992)
==============================================================================================================================

                                                ----------------------------------------------------------------------------
                                                   STERLING      STERLING PULP  STERLING PULP                     DEBTORS
                                                    CANADA,      CHEMICALS US,    CHEMICALS,
                                                      INC.             INC.          INC.
                                                 01-37810-H4-11  01-37811-H4-11 01-37812-H4-11    ELIMINATIONS  CONSOLIDATED
                                                ----------------------------------------------------------------------------
MONTH

REVENUES (MOR-1)                                   $  1,122,478   $    358,476  $  2,936,623   $    460,327    $ 29,830,111
TOTAL COST OF REVENUES                                   26,148        516,203     1,924,492        460,327      29,777,471
GROSS PROFIT                                       $  1,096,330   $   (157,727) $  1,012,131   $         --    $     52,640
===========================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                $    211,587   $    (74,946) $    606,149   $   (465,887)      1,123,277
  Insiders Compensation                                      --             --            --             --         188,763
  Professional Fees                                          --             --            --             --       3,392,350
  Other (Earnings in Joint Venture)                          --             --            --             --              --

TOTAL OPERATING EXPENSE                            $    211,587   $    (74,946) $    606,149   $   (465,887)   $  4,704,390
===========================================================================================================================
INCOME BEFORE INT. DEPR/TAX (MOR-1)                $    884,743   $    (82,781) $    405,982   $    465,887      (4,651,750)
INTEREST EXPENSE (includes amort of debt fees)          236,041             --            --        465,887       3,601,906
DEPRECIATION                                            485,795             --       405,582             --       3,118,182
OTHER (INCOME) EXPENSES*                                     --             --            --             --              --
OTHER ITEMS**                                                --             --            --             --              --
TOTAL INT. DEPR & OTHER ITEMS                      $    721,836   $         --  $    405,582   $    465,887    $  6,720,088
===========================================================================================================================
NET INCOME BEFORE TAXES                            $    162,907   $    (82,781) $        400   $         --    $(11,371,838)
INCOME TAXES                                                 --             --            --             --          36,000
===========================================================================================================================
NET INCOME (LOSS) (MOR-1)                          $    162,907   $    (82,781) $        400   $         --    $(11,407,838)
===========================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME:  STERLING CHEMICALS, INC.               CASE NUMBER:  01-37806-H-11



  CASH RECEIPTS AND                                                                                                  FILING TO
  DISBURSEMENTS                              8/31/2001(1)        Sep-01      Oct-01   Nov-01    Dec-01   Jan-02          DATE
  -------------                              ------------     ------------   ------   ------    ------   ------    --------------
1. CASH-BEGINNING OF MONTH                   9,346,545.76     1,430,565.35       --       --        --       --      9,346,545.76
                                            =============    =============   ======   ======    ======   ======    ==============

RECEIPTS:

2. CASH SALES                                          --               --       --       --        --       --                --

3. COLLECTION OF ACCOUNTS RECEIVABLE        40,926,867.83    20,950,660.69       --       --        --       --     61,877,528.52

4. LOANS & ADVANCES - CIT REVOLVER          32,400,000.00    30,000,000.00       --       --        --       --     62,400,000.00

5. SALE OF ASSETS                                      --               --       --       --        --       --                --

6. OTHER (attach list)                      17,276,762.54     9,809,131.89       --       --        --       --     27,085,894.43
                                            -------------    -------------   ------   ------    ------   ------    --------------
TOTAL RECEIPTS                              90,603,630.37    60,759,792.58       --       --        --       --    151,363,422.95
                                            -------------    -------------   ------   ------    ------   ------    --------------

(Withdrawal)Contribution by Individual
   Debtor MFR-2*                                      N/A              N/A      N/A      N/A       N/A      N/A              N/A
                                            =============    =============   ======   ======    ======   ======    ==============
DISBURSEMENTS:

7. NET PAYROLL                               2,731,079.75     1,885,986.68       --       --        --       --      4,617,066.43

8. PAYROLL TAXES PAID                        1,296,961.07       929,630.57       --       --        --       --      2,226,591.64

9. SALES, USE & OTHER TAXES PAID                32,514.08        59,392.49       --       --        --       --         91,906.57

10.SECURED/RENTAL/LEASES                       150,960.96       223,714.93       --       --        --       --        374,675.89

11.UTILITIES                                 2,879,979.47     2,190,006.29       --       --        --       --      5,069,985.76

12.INSURANCE                                 1,469,518.03       830,147.69       --       --        --       --      2,299,665.72

13.INVENTORY PURCHASES                      11,912,436.19    10,899,472.59       --       --        --       --     22,811,908.78

14.VEHICLE EXPENSES                                    --               --       --       --        --       --                --

15.TRAVEL & ENTERTAINMENT                       39,341.25        31,508.38       --       --        --       --         70,849.63

16.REPAIRS, MAINTENANCE & SUPPLIES           1,279,095.10     1,162,418.09       --       --        --       --      2,441,513.19

17.ADMINISTRATIVE & SELLING                  2,731,485.60     1,698,951.04       --       --        --       --      4,430,436.64

18.OTHER (attach list)                      73,996,239.28    41,050,485.58       --       --        --       --    115,046,724.86

TOTAL DISBURSEMENTS FROM OPERATIONS         98,519,610.78    60,961,714.33       --       --        --       --    159,481,325.11

19.PROFESSIONAL FEES                                   --        11,243.27       --       --        --       --         11,243.27

20.U.S. TRUSTEE FEES                                   --               --       --       --        --       --                --

21.OTHER REORGANIZATION EXPENSES
     (attach list)                                     --               --       --       --        --       --                --

                                            -------------    -------------   ------   ------    ------   ------    --------------
TOTAL DISBURSEMENTS                         98,519,610.78    60,972,957.60       --       --        --       --    159,492,568.38
                                            =============    =============   ======   ======    ======   ======    ==============
22.NET CASH FLOW                            (7,915,980.41)     (213,165.02)      --       --        --       --     (8,129,145.43)

23.CASH - END OF MONTH (MOR-2)               1,430,565.35     1,217,400.33       --       --        --       --      1,217,400.33

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01


           MOR-7                         *Applies to Individual debtor's only.


per MOR-7                                                           1,430,565.35     1,217,400.33
per 211 trial balance                                               2,156,824.40     1,222,225.02
                                                                    ------------     ------------
difference                                                            726,259.05         4,824.69

g/l acct 10123 - not a good account, s/b zero                             794.70           794.70
g/l acct 10131 - account was closed before filing, bal s/b zero         4,029.99         4,029.99
g/l acct 10199 - cash overdraft reclass of outstanding checks         721,434.36             0.00
                                                                    ------------     ------------
reconciled difference                                                 726,259.05         4,824.69

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11


   OTHER CASH RECEIPTS AND                                                                                        FILING TO
   DISBURSEMENTS:                     8/31/2001(1)      Sep-01        Oct-01     Nov-01     Dec-01   Jan-02         DATE
   -----------------------           -------------   -------------   ---------   -------   -------   ------      ------------
6.  OTHER RECEIPTS:

    Interest Income                             --       80,301.95                                                   80,301.95

    401(k) Plan Refund                          --              --                                                          --

    Cobra Insurance Payment                     --              --                                                          --

    Miscellaneous                       323,831.65      156,450.43                                                  480,282.08

    Royalty Owners Trust Account                --              --                                                          --

    Emission Credits                            --              --                                                          --

    Account Transfers                16,952,930.89    8,360,379.51                                               25,313,310.40
    Intercompany Transfers                      --    1,212,000.00                                                1,212,000.00
                                     -------------   -------------   ---------   -------   -------   ------      ------------
   TOTAL OTHER RECEIPTS              17,276,762.54    9,809,131.89          --        --        --       --      27,085,894.43
                                     =============   =============   =========   =======     =====  =======     ==============
   18. OTHER DISBURSEMENTS:

    Lease Operating Expense                     --              --                                                          --

    Workover Expense                            --              --                                                          --

    Capital Expenditures                157,217.00      352,420.00                                                  509,637.00

    Revenue & Royalties                         --              --                                                          --

    Interest Payment                            --              --                                                          --

    Employee Benefits                 1,716,761.23    1,923,632.28                                                3,640,393.51

    Severance tax                               --              --                                                          --

    Pre-petition checks voided
       in current period                (30,000.00)             --                                                  (30,000.00)

    Account Transfers                16,952,930.89    8,360,379.51                                               25,313,310.40

    CIT Revolver Payments            51,857,689.92   24,100,472.04                                               75,958,161.96

    Intercompany Transfers            3,341,640.24    6,313,581.75                                                9,655,221.99
                                     -------------   -------------   ---------   -------   -------   ------     --------------
TOTAL OTHER DISBURSEMENTS            73,996,239.28   41,050,485.58          --        --        --       --     115,046,724.86
                                     =============   =============   =========   =======     =====  =======     ==============



       (1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

                      MOR-7 ATTACHMENT

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11



  CASH RECEIPTS AND                             Chase             Chase             Chase             Chase              Chase
  DISBURSEMENTS                              00103275427       00101824317       00103316882        103405743       6301810002508
  -----------------                        ---------------   ---------------   ---------------   ---------------   ---------------

  1.  CASH-BEGINNING OF MONTH                           --        253,905.22        242,855.17      1,047,489.29       (721,434.36)
                                           ===============   ===============   ===============   ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE                        14,095,502.14

  4.  LOANS & ADVANCES - CIT REVOLVER                                            30,000,000.00

  5.  SALE OF ASSETS

  6.  OTHER (attach list)                               --                --      1,991,316.95      2,500,000.00      3,960,402.72
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                                        --     14,095,502.14     31,991,316.95      2,500,000.00      3,960,402.72
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A               N/A               N/A               N/A
                                           ===============   ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                       --                --                --      1,885,986.68                --

  8.  PAYROLL TAXES PAID                                                                              929,630.57

  9.  SALES, USE & OTHER TAXES PAID                                                  59,392.49

  10. SECURED/RENTAL/LEASES                                                                                             223,714.93

  11. UTILITIES                                                                   2,190,006.29

  12. INSURANCE                                                                       6,685.05                          823,462.64

  13. INVENTORY PURCHASES                                                        10,899,472.59

  14. VEHICLE EXPENSES

  15. TRAVEL & ENTERTAINMENT                                                                           31,508.38

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                               1,162,418.09

  17. ADMINISTRATIVE & SELLING                                                       38,147.29      1,660,803.75

  18. OTHER (attach list)                               --     13,097,108.41     18,714,104.50                --        635,932.25
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS                   --     13,097,108.41     31,907,808.21      2,815,617.25      4,537,840.04
                                           ===============   ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                --                --         11,243.27

  20. U.S. TRUSTEE FEES                                 --                --                --                --                --

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                                   --     13,097,108.41     31,907,808.21      2,815,617.25      4,549,083.31
                                           ===============   ===============   ===============   ===============   ===============
  22. NET CASH FLOW                                     --        998,393.73         83,508.74       (315,617.25)      (588,680.59)

  23. CASH - END OF MONTH (MOR-2)                       --      1,252,298.95        326,363.91        731,872.04     (1,310,114.95)




  CASH RECEIPTS AND                             Chase              Chase          Wells Fargo         Bank One           Total
  DISBURSEMENTS                             6301810036508     6301810028508       4496870106          5561833           Debtor
  -----------------                        ---------------   ---------------   ---------------   ---------------   ---------------
  1.  CASH-BEGINNING OF MONTH                           --                --        499,015.00        108,735.03      1,430,565.35
                                           ===============   ===============   ===============   ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE                                                             6,855,158.55     20,950,660.69

  4.  LOANS & ADVANCES - CIT REVOLVER                                                                                30,000,000.00

  5.  SALE OF ASSETS                                                                                                            --

  6.  OTHER (attach list)                     1,113,228.11          7,431.73         80,301.95        156,450.43      9,809,131.89
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                              1,113,228.11          7,431.73         80,301.95      7,011,608.98     60,759,792.58
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A               N/A               N/A               N/A
                                           ===============   ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                       --                --                --                --      1,885,986.68

  8.  PAYROLL TAXES PAID                                                                                                929,630.57

  9.  SALES, USE & OTHER TAXES PAID                                                                                      59,392.49

  10. SECURED/RENTAL/LEASES                                                                                             223,714.93

  11. UTILITIES                                                                                                       2,190,006.29

  12. INSURANCE                                                                                                         830,147.69

  13. INVENTORY PURCHASES                                                                                            10,899,472.59

  14. VEHICLE EXPENSES                                                                                                          --

  15. TRAVEL & ENTERTAINMENT                                                                                             31,508.38

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                                 1,162,418.09

  17. ADMINISTRATIVE & SELLING                                                                                        1,698,951.04

  18. OTHER (attach list)                     1,113,228.11          7,431.73        579,316.95      6,903,363.63     41,050,485.58
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS         1,113,228.11          7,431.73        579,316.95      6,903,363.63     60,961,714.33
                                           ===============   ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                --                --         11,243.27

  20. U.S. TRUSTEE FEES                                 --                --                --                --                --

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                --                --                --
                                           ---------------   ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                         1,113,228.11          7,431.73        579,316.95      6,903,363.63     60,972,957.60
                                           ===============   ===============   ===============   ===============   ===============
  22. NET CASH FLOW                                     --                --       (499,015.00)       108,245.35       (213,165.02)

  23. CASH - END OF MONTH (MOR-2)                       --                --                --        216,980.38      1,217,400.33



MOR-7

                     * Applies to Individual debtor's only.

CASE NAME:  STERLING CHEMICALS, INC.               CASE NUMBER:  01-37806-H4-11


OTHER CASH RECEIPTS AND                         Chase          Chase           Chase           Chase           Chase
DISBURSEMENTS:                               00103275427    00101824317     00103316882      103405743     6301810002508
--------------                               -----------    -----------     -----------      ---------     -------------
6.   OTHER RECEIPTS:

     Interest Income

     401(k) Plan Refund

     Cobra Insurance Payment

     Miscellaneous

     Royalty Owners Trust Account

     Emission Credits

     Account Transfers                                                        779,316.95    2,500,000.00     3,960,402.72

     Intercompany Transfers                                                 1,212,000.00
                                             -----------   -------------   -------------    ------------     ------------
TOTAL OTHER RECEIPTS                                  --              --    1,991,316.95    2,500,000.00     3,960,402.72
                                             ===========   =============   =============    ============     ============
18.  OTHER DISBURSEMENTS:

     Lease Operating Expense

     Workover Expense

     Capital Expenditures                                                                                      352,420.00

     Revenue & Royalties

     Interest Payment

     Employee Benefits                                                        519,460.19                       283,512.25

     Severance tax

     Pre-petition checks voided in current period
     Account Transfers                                                      7,781,062.56

     CIT Revolver Payments                                 13,097,108.41    4,100,000.00

     Intercompany Transfers                                                 6,313,581.75
                                             -----------    -----------    -------------    ------------     ------------
TOTAL OTHER DISBURSEMENTS                             --   13,097,108.41   18,714,104.50              --       635,932.25
                                             ===========   =============   =============    ============     ============

OTHER CASH RECEIPTS AND                        Chase           Chase         Wells Fargo        Bank One        Total
DISBURSEMENTS:                             6301810036508   6301810028508      4496870106         5561833       Debtor
--------------                             -------------   -------------   --------------   ------------   -------------
6.   OTHER RECEIPTS:

     Interest Income                                                          80,301.95                        80,301.95

     401(k) Plan Refund                                                                                               --

     Cobra Insurance Payment                                                                                          --

     Miscellaneous                                                                            156,450.43      156,450.43

     Royalty Owners Trust Account                                                                                     --

     Emission Credits                                                                                                 --

     Account Transfers                      1,113,228.11       7,431.73                                     8,360,379.51

     Intercompany Transfers                                                                                 1,212,000.00

                                            ------------    -----------    ------------     ------------   -------------
TOTAL OTHER RECEIPTS                        1,113,228.11       7,431.73       80,301.95       156,450.43    9,809,131.89
                                            ============    ===========    ============     ============   =============

18.  OTHER DISBURSEMENTS:
     Lease Operating Expense                                                                                          --

     Workover Expense                                                                                                 --

     Capital Expenditures                                                                                     352,420.00

     Revenue & Royalties                                                                                              --

     Interest Payment                                                                                                 --

     Employee Benefits                      1,113,228.11       7,431.73                                     1,923,632.28

     Severance tax                                                                                                    --

     Pre-petition checks voided in
        current period                                                                                                --

     Account Transfers                                                       579,316.95                     8,360,379.51

     CIT Revolver Payments                                                                  6,903,363.63   24,100,472.04

     Intercompany Transfers                                                                                 6,313,581.75
                                            ------------    -----------    ------------     ------------   -------------
TOTAL OTHER DISBURSEMENTS                   1,113,228.11       7,431.73      579,316.95     6,903,363.63   41,050,485.58
                                            ============    ===========    ============     ============   =============


         MOR-7 ATTACHMENT

CASE NAME:    Sterling Chemicals, Inc.               CASE NUMBER: 01-37806-H4-11



                           CASH ACCOUNT RECONCILIATION
                          MONTH OF          AUGUST 2001
                                  ---------------------------------


BANK NAME                    Chase Bk of TX      Chase Bk of TX     Chase Bk of TX     Chase Bk of TX     Chase Bk of DE
ACCOUNT NUMBER                 00103275427         00101824317       00103316882        00103405743        6301810036508
--------------
ACCOUNT TYPE                Special Disb Fund       AR Wires        Concentration         Payroll          Contr. Disb.
--------------              ------------------  ---------------    ---------------    ---------------    ---------------
BANK BALANCE                 $            --    $       253,905    $       242,855    $       674,712    $            --

DEPOSIT IN TRANSIT

OUTSTANDING CHECKS                                                                            (32,580)          (700,174)

OTHER                                                                                         405,357            (21,261)
                             ---------------    ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE        $            --    $       253,905    $       242,855    $     1,047,489    $      (721,434)
                             ===============    ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS   $         7,590    $       191,897    $       133,791    $     1,125,530    $          (229)

RECEIPTS                                             33,546,460         32,400,000

TRANSFERS BETWEEN ACCOUNTS            (7,590)                           (5,579,391)         3,950,000          4,602,251

(WITHDRAWAL) CONTRIBUTION-

BY INDIVIDUAL DEBTOR MFR-2

CHECKS/OTHER DISBURSEMENTS                --        (33,484,452)       (26,711,545)        (4,028,041)        (5,323,457)
                             ---------------    ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS      $            --    $       253,905    $       242,855    $     1,047,489    $      (721,435)
                             ===============    ===============    ===============    ===============    ===============


BANK NAME                    Chase Bk of Del    Chase Bk of Del      Wells Fargo         Bank One
ACCOUNT NUMBER                6301810036508      6301810028508        4496870106          5561833
--------------
ACCOUNT TYPE                   Sal Ben Disb      Flex Ben Disb      Concentration         Lockbox             TOTAL
--------------               ---------------    ---------------    ---------------    ---------------    ---------------
BANK BALANCE                 $            --    $            --    $       578,842    $       108,738    $     1,859,053

DEPOSIT IN TRANSIT                                                                                                    --

OUTSTANDING CHECKS                                                                                              (732,754)

OTHER                                                                      (79,827)                              304,269
                             ---------------    ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE        $            --    $            --    $       499,015    $       108,738    $     1,430,569
                             ===============    ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS   $            --    $            --    $     7,499,015    $       388,951    $     9,346,545

RECEIPTS                                                                                    8,404,240         74,350,700

TRANSFERS BETWEEN ACCOUNTS           681,060             12,030         (7,000,000)                           (3,341,640)

(WITHDRAWAL) CONTRIBUTION-                                                                                            --

BY INDIVIDUAL DEBTOR MFR-2                                                                                            --

CHECKS/OTHER DISBURSEMENTS          (681,060)           (12,030)                --         (8,684,456)       (78,925,041)
                             ---------------    ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS      $            --    $            --    $       499,015    $       108,735    $     1,430,564
                             ===============    ===============    ===============    ===============    ===============

                MOR-8

CASE NAME:    Sterling Chemicals, Inc.               CASE NUMBER: 01-37806-H4-11



                           CASH ACCOUNT RECONCILIATION
                          MONTH OF          SEPTEMBER 2001
                                  ---------------------------------

                                 CLOSED
BANK NAME                    Chase Bk of TX    Chase Bk of TX    Chase Bk of TX    Chase Bk of TX    Chase Bk of DE
ACCOUNT NUMBER                00103275427       00101824317       00103316882       00103405743       6301810036508
--------------
ACCOUNT TYPE               Special Disb Fund      AR Wires       Concentration        Payroll          Contr. Disb.
------------               -----------------  ---------------   ---------------    --------------    --------------
BANK BALANCE                 $          --     $   1,252,299     $    326,369      $    298,613       $         --

DEPOSIT IN TRANSIT

OUTSTANDING CHECKS                                                                      (19,318)        (1,288,854)

OTHER                                                                      (5)          452,577            (21,261)
                             -------------     -------------     ------------      ------------       ------------
ADJUSTED BANK BALANCE        $          --     $   1,252,299     $    326,364      $    731,872       $ (1,310,115)
                             =============     =============     ============      ============       ============

BEGINNING CASH - PER BOOKS   $          --     $     253,905     $    242,855      $  1,047,489       $   (721,435)

RECEIPTS                                          14,095,502       30,000,000

TRANSFERS BETWEEN ACCOUNTS              --                        (12,103,328)        2,500,000          3,960,403

(WITHDRAWAL) CONTRIBUTION-

BY INDIVIDUAL DEBTOR MFR-2

CHECKS/OTHER DISBURSEMENTS              --       (13,097,108)     (17,813,163)       (2,815,617)        (4,549,083)
                             -------------     -------------     ------------      ------------       ------------
ENDING CASH - PER BOOKS      $          --     $   1,252,299     $    326,364      $    731,872       $ (1,310,115)
                             =============     =============     ============      ============       ============


                                                                   CLOSED
BANK NAME                    Chase Bk of Del   Chase Bk of Del   Wells Fargo     Bank One
ACCOUNT NUMBER               6301810036508      6301810028508    4496870106       5561833
--------------
ACCOUNT TYPE                  Sal Ben Disb      Flex Ben Disb   Concentration     Lockbox          TOTAL
------------                 ---------------   ---------------  -------------   ------------    ------------
BANK BALANCE                  $          --     $          --   $          --   $    214,655    $  2,091,935

DEPOSIT IN TRANSIT                                                                                        --

OUTSTANDING CHECKS                                                                                (1,308,172)

OTHER                                                                                  2,325         433,636
                              -------------     -------------   -------------   ------------    ------------
ADJUSTED BANK BALANCE         $          --     $          --   $          --   $    216,980    $  1,217,399
                              =============     =============   =============   ============    ============

BEGINNING CASH - PER BOOKS    $          --     $          --   $     499,015   $    108,735    $  1,430,564

RECEIPTS                                                               80,302      7,011,609      51,187,413

TRANSFERS BETWEEN ACCOUNTS        1,113,228             7,432        (579,317)                    (5,101,582)

(WITHDRAWAL) CONTRIBUTION-                                                                                 --

BY INDIVIDUAL DEBTOR MFR-2                                                                                --

CHECKS/OTHER DISBURSEMENTS       (1,113,228)           (7,432)             --     (6,903,364)    (46,298,995)
                              -------------     -------------   -------------   ------------    ------------
ENDING CASH - PER BOOKS       $          --     $          --   $          --   $    216,980    $  1,217,399
                              =============     =============   =============   ============    ============


                MOR-8

CASE NAME:  STERLING CHEMICALS, INC.            CASE NUMBER:     01-37806-H4-11


                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)



                                                                                                                       FILING TO
      INSIDERS: NAME/POSITION/COMP TYPE(2)         8/31/2001(1)  Sep-2001  Oct-2001   Nov-2001   Dec-2001   Jan-2002     DATE
------------------------------------------------   ------------  --------  ---------  ---------  ---------  ---------  ---------
 1. Frank Diassi/Chairman of Board/Salary           $ 46,875       31,250     $--        $--        $--        $--     $ 78,125
 2. Frank Diassi/Chairman of Board/Bonus                  --       23,438
 3. Frank Diassi/Chairman of Board/Expenses              521        1,741      --         --         --         --        2,262
 4. David Elkins/President/Salary                     43,750       29,167      --         --         --         --       72,917
 5. David Elkins/President/Bonus                          --       21,875
 6. David Elkins/President/Expenses                    5,013           35      --         --         --         --        5,048
 7. Richard Crump/Exec VP Opers/Salary                37,500       25,000      --         --         --         --       62,500
 8. Richard Crump/Exec VP Opers/Bonus                     --       18,750
 9. Richard Crump/Exec VP Opers/Expense                2,192        2,939      --         --         --         --        5,131
10. Paul Vanderhoven/VP Finance & CFO/Salary          25,000       16,667      --         --         --         --       41,667
11. Paul Vanderhoven/VP Finance & CFO/Bonus               --       10,000
12. Paul Vanderhoven/VP Finance & CFO/Expense             --        5,573
13. Robert Roten/Former Pres & Board Member/SERP       2,328        2,328      --         --         --         --        4,656
14. Robert Roten/Former Pres & Board
    Member/Consulting fee                             10,000           --      --         --         --         --       10,000
                                                    --------     --------     ---        ---        ---        ---     --------
TOTAL INSIDERS (MOR-1)                              $173,179     $188,763     $--        $--        $--        $--     $282,306
                                                    ========     ========     ===        ===        ===        ===     ========



       PROFESSIONALS                                                                                                     FILING TO
      NAME/ORDER DATE                               8/31/2001(1)  Sep-2001   Oct-2001   Nov-2001   Dec-2001   Jan-2002      DATE
---------------------------------                   ------------  ---------  ---------  ---------  ---------  ---------  ----------
1. Logan & Company, Inc.                            $         --  $  11,243  $      --  $      --  $      --  $      --  $11,243.00
2.                                                            --         --         --         --         --         --          --
3.                                                            --         --         --         --         --         --          --
4.                                                            --         --         --         --         --         --          --
5.                                                            --         --         --         --         --         --          --
6.                                                            --         --         --         --         --         --          --
                                                    ------------  ---------  ---------  ---------  ---------  ---------   ---------
TOTAL PROFESSIONALS (MOR-1)                         $         --  $  11,243  $      --  $      --  $      --  $      --  $11,243.00
                                                    ============  =========  =========  =========  =========  =========  ==========


(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

           MOR-9